UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

      DATE OF REPORT (Date of earliest event reported): September 25, 2003

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

          INDIANA                       000-31951               35-1594017
(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)


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     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Monroe Bancorp under the Securities Act of 1933.


Item 9.   Regulation FD Disclosure.


          Attached hereto as Exhibit 99.1 is a copy of Monroe Bancorp's June 30, 2003 quarterly financial statement.


          99.1     June 30, 2003 Quarterly Financial Statement









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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  September 25, 2003

                                             MONROE BANCORP


                                             By: /s/ Gordon M. Dyott
                                                 -----------------------
                                                 Gordon M. Dyott,
                                                 Executive Vice President
                                                 Chief Financial Officer (Chief
                                                 Accounting Officer)















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                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------

99.1              June 30, 2003 Quarterly Financial Statement